UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 8, 2025

ZEBRA TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Overlook Point, Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 847-634-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $.01 per share	ZBRA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its Annual Meeting of Stockholders on May 8, 2025.

(b)	The Company’s stockholders voted on the proposals listed below. For each of Proposals 1 and 2, the Broker Non-Votes totaled 3,163,004.

1.	Proposal 1. Election of Three Directors.

For the election of the following persons as Class II Directors to the Board of Directors of the Company to hold office for a three-year term expiring at the 2028 Annual Meeting or until their respective successors are duly elected and qualified:

Directors	For	Withheld
Nelda Connors	37,451,315	3,043,882
Frank Modruson	33,348,575	7,146,622
Michael Smith	35,897,249	4,597,948

2.	Proposal 2. Advisory Vote to Approve the Compensation of Named Executive Officers.

Advisory vote to approve the following resolution: “Resolved, that the compensation of the Named Executive Officers of Zebra Technologies Corporation, as disclosed pursuant to Item 402 of Regulation S-K, as described in and including the Executive Summary – Compensation Discussion and Analysis, Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this Proxy Statement, is approved by the stockholders of Zebra.”

For	Against	Abstain
38,135,557	2,262,224	97,416

3.	Proposal 3. Ratification of Appointment of Independent Auditors.

To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent auditors of the Company’s financial statements for the year ending December 31, 2025.

For	Against	Abstain
42,222,504	1,405,335	30,362

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: May 14, 2025	By:	/s/ Cristen Kogl
Cristen Kogl
Chief Legal Officer, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the inline XBRL)